UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2009


                                LUX ENERGY CORP.
               (Exact name of registrant as specified in charter)

           Nevada                     333-149000                 98-0557091
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

     Suite 1950 - 777 8th Ave S.W.
       Calgary, Alberta, Canada                                   T2P 3R5
(Address of principal executive offices)                         (Zip Code)

                                 (780) 669-0936
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS.

On August 12, 2009, Lux Energy Corp. (the "Company") received a resignation notice from Dmitry Lyakutin from all of his positions with the Company, including Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on its Board of Directors.

Mr. Lyakutin's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On August 12, 2009, the Company appointed Shane Broesky, our current President, as its new Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

On August 12, 2009, a majority of the Company's shareholders elected, by written consent without a meeting, Shane Broesky as a Director on its Board of Directors to fill the vacancy created by Mr. Lyakutin's resignation.

From June 2004 to October 2005, he served as the Assistant Call Center Manager for Teleperformance USA, a contact center management company. During January 2006 to October 2008, Mr. Broesky was the Vice President of Operations at Surf Communications Inc., an outdoor advertising company, and the Operations Manager at Body Billboards, a promotional products company. Currently, Mr. Broesky is the President of the Company, the President of Choice Capital Investments Inc., an investment firm specializing in the oil and natural gas industry. Additionally, Mr. Broesky is the President and Co-Founder of The Choice Club, an entrepreneurial organization based in Edmonton, Alberta, Canada.

Mr. Broesky will serve as Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director the Company's Board of Directors until his duly elected successor is appointed or he resigns. There are no arrangements or understandings between him and any other person pursuant to which he was selected as an officer or director. There are no family relationship between Mr. Broesky and any of our officers or directors. Mr. Broesky is currently a Director of Nitro Petroleum Inc., a company engaged in the acquisition, exploitation and development of oil and natural gas properties in the United States. Mr. Broesky has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LUX ENERGY CORP.


Date: August 13, 2009                    By: /s/ Shane Broesky
                                             -----------------------------------
                                             Shane Broesky, President


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